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                                                                EXHIBIT 10.28
                                                                EXECUTION COPY


                         REGISTRATION RIGHTS AGREEMENT


                 This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 10, 1997, is entered into by and among Clear Channel
Communications, Inc., a Texas corporation (the "Company"), and the persons listed on the signature pages hereof (the "Stockholders").


                                    RECITALS

                 A. The Company and the Stockholders desire to enter into this Agreement for the purpose of granting to the Stockholders certain rights with respect to registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $.10 per share, of the Company.

                 B. The Common Stock is being acquired by the Stockholders pursuant to the stock purchase (the "Transaction") contemplated by the Stock Purchase Agreement, dated as of February 25, 1997, as amended, by and among the Company, Eller Media Corporation, a Delaware corporation ("EMC"), and the persons listed on Exhibit A thereto.


                                   AGREEMENT

                 In consideration of the Recitals and mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                 "Advice" shall have the meaning set forth in Section 4 hereof.

                 "Affiliate" means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 "Agreement" shall have the meaning set forth in the heading hereof.

                 "Business Day" means any day that is not a Saturday, a Sunday or a legal holiday on which banking institutions in the State of New York are not required to be open.
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                 "Capital Stock" means, with respect to any person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock issued by such person, including each class of common stock and preferred stock of such person.

                 "Common Stock" means the Common Stock, par value $.10 per share, of the Company issued to any Holder named on the signature pages hereof in the Transaction or any other shares of capital stock or other securities of the Company into which such shares of Common Stock shall be reclassified or changed, including, by reason of a merger, consolidation, reorganization or recapitalization. If the Common Stock has been so reclassified or changed, or if the Company pays a dividend or makes a distribution on the Common Stock in shares of capital stock or subdivides (or combines) its outstanding shares of Common Stock into a greater (or smaller) number of shares of Common Stock, a share of Common Stock shall be deemed to be such number of shares of stock and amount of other securities to which a holder of a share of Common Stock outstanding immediately prior to such change, reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

                 "Company" shall have the meaning set forth in the heading hereof.

                 "Company Common Stock" shall mean shares of Common Stock, par value $.10 per share, of the Company.

                 "Delay Period" shall have the meaning set forth in Section 2(d) hereof.

                 "Demand Notice" shall have the meaning set forth in Section 2(a) hereof.

                 "Demand Registration" shall have the meaning set forth in
Section 2(b) hereof.

                 "Effectiveness Period" shall have the meaning set forth in
Section 2(d) hereof.

                 "EMC" shall have the meaning set forth in Recital B.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                 "H&F Funds" shall mean Hellman & Friedman Capital Partners III, L.P., H&F Orchard Partners III, L.P. and H&F International Partners III, L.P.

                 "Holder" means a person who owns Registrable Shares and is either (i) a Stockholder, (ii) a Permitted Transferee or (iii) a Permitted Assignee.

                 "Holdings" shall mean EM Holdings LLC, an Arizona limited liability company.

                 "Holdings Agreement" shall mean the Stockholders Agreement, dated as of April 8, 1997, by and among EMC, the Company and Holdings.

                 "Inclusion Notice" shall have the meaning set forth in Section 2(a) hereof.





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                 "Indemnified Party" shall have the meaning set forth in
Section 7(c) hereof.

                 "Indemnifying Party" shall have the meaning set forth in
Section 7(c) hereof.

                 "Inspectors" shall have the meaning set forth in Section 4(l) hereof.

                 "Interruption Period" shall have the meaning set forth in
Section 4 hereof.

                 "Losses" shall have the meaning set forth in Section 7(a) hereof.

                 "Permitted Assignee" means a Holder who acquires (a) more than $5 million in value of Common Stock at the date of transfer from a Holder, or
(b) Common Stock from a Holder in a transfer in which consent to assignment of this Agreement is granted pursuant to Section 9(e), in either case in a transfer exempt pursuant to Rule "4(1-1/2)" (or any similar private transfer exemption), provided that in each case the transferee assumes and agrees to perform and becomes a party to this Agreement.

                 "Permitted Transferees" means, as to any Holder, (A) any other Holder, (B) any Affiliate or partner of a Stockholder (and in the case of a general partner of a Stockholder, any partner of such general partner or its partners or members); (C) any person who is the spouse or former spouse of, or any lineal descendent (including adopted children) of, or any spouse of such lineal descendant (including adopted children) of, or the grandparent, parent, brother or sister of, or spouse of such brother or sister of, a Holder or Permitted Transferee of such person; (D) upon the death of any Holder or any Permitted Transferee of such person, the executors of the estate of such Holder or Permitted Transferee, any of such Holder's or such Permitted Transferee's heirs, testamentary trustees, devisees, or legatees; (E) any trust principally for the benefit of one or more of the foregoing Holders or Permitted Transferees (including a charitable lead or remainder trust); or (F) upon the disability of any Holder or Permitted Transferee, any guardian or conservator of such Holder or Permitted Transferee; provided that in each case such transferee assumes and agrees to perform and becomes a party to this Agreement.

                 "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 "Piggyback Registration" shall have the meaning set forth in
Section 3(a) hereof.

                 "Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.





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                 "Records" shall have the meaning set forth in Section 4(l)
hereof.

                 "Registrable Shares" means shares of Common Stock unless (i) they have been effectively registered under Section 5 of the Securities Act and disposed of pursuant to an effective Registration Statement, or (ii) all of such Common Stock of a Holder can be freely sold and transferred without restriction under the volume limitation provisions of Rule 144 or Rule 145 under the Securities Act or any successor rule such that, after any such transfer referred to in this clause (ii), such securities may be freely transferred without restriction under the Securities Act. In addition, any shares of Common Stock held by a Stockholder who owns Common Stock representing more than 1% of the then outstanding Company Common Stock shall be considered Registrable Shares. Further, no Holder who is not a Stockholder shall be deemed to own Registrable Shares after three years from the date hereof. For purposes of this definition, the H&F Funds shall be considered a single Stockholder.

                 "Registration" means registration under the Securities Act of an offering of Registrable Shares pursuant to a Demand Registration or a Piggyback Registration.

                 "Registration Period" means, as to any Holder, the period beginning on the date hereof and ending on the date when such Holder no longer owns any Registrable Shares.

                 "Registration Statement" means any registration statement under the Securities Act of the Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                 "SEC" means the Securities and Exchange Commission.

                 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                 "Stockholders" shall have the meaning set forth in the heading hereof.

                 "Transaction" shall have the meaning set forth in Recital B.

                 "Underwritten Offering" means a registration under the Securities Act in which securities of the Company are sold to an underwriter for reoffering to the public.

                 2.       Demand Registration.

                          (a)     Subject to the last sentence of this Section
2(a), any Holder or Holders shall have the right during the Registration Period, by written notice (the "Demand Notice") given to the Company, to request the Company to register under and in accordance with the provisions of the Securities Act all or any portion of the Registrable Shares designated by such Holders; provided, however, that the aggregate value (based on the closing price per





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share of Common Stock at the respective dates of such notices) of Registrable
Shares requested to be registered pursuant to any Demand Notice and pursuant to any related Inclusion Notices received pursuant to the following sentence shall be at least $ 20 million. Upon receipt of any such Demand Notice, the Company shall promptly (and in no event later than 15 days after receipt of such Demand Notice) notify all other Holders of the receipt of such Demand Notice and allow them the opportunity to include Registrable Shares held by them in the proposed registration by submitting their own written notice to the Company no later than 15 days after receipt of the notice from the Company of the Demand Notice requesting inclusion of a specified number of such Holders' Registrable Securities (the "Inclusion Notice"). In connection with any Demand Registration in which more than one Holder participates, in the event that such Demand Registration involves an Underwritten Offering and the managing underwriter or underwriters participating in such offering advise in writing the Holders of Registrable Shares to be included in such offering that the total number of Registrable Shares to be included in such offering exceeds the amount that can be sold in (or during the time of) such offering without delaying or jeopardizing the success of such offering (including the price per share of the Registrable Shares to be sold), then the amount of Registrable Shares to be offered for the account of such Holders shall be reduced pro rata on the basis of the number of Registrable Shares to be registered by each such Holder. The Holders as a group shall be entitled to three Demand Registrations pursuant to this Section 2. If any such Demand Registration does not become effective or is not maintained for a period (whether or not continuous) of at least 120 days (or such shorter period as shall terminate when all the Registrable Shares covered by such Demand Registration (other than any shares reserved for issuance upon exercise of the underwriters' overallotment option) have been sold pursuant thereto), the affected Holders will be entitled to an additional Demand Registration pursuant hereto. For purposes of the foregoing, the 120-day period does not have to be consecutive and may be interrupted by Delay Periods or Interruption Periods as set forth herein. It is agreed that the registration of Registrable Shares pursuant to an Inclusion Notice shall not be deemed to be a separate Demand Registration. Nothing in this Section 2(a) shall limit any rights pursuant to Section 3 hereof.

                          (b)     The Company, within 45 days of the date on
which the Company receives a Demand Notice given by Holders in accordance with
Section 2(a) hereof, shall file with the SEC, and the Company shall thereafter use commercially reasonable efforts to cause to be declared effective, a Registration Statement on the appropriate form for the registration and sale, in accordance with the intended method or methods of distribution, of the total number of Registrable Shares specified by the Holders in such Demand Notice (a "Demand Registration").

                          (c)     The Company shall use commercially reasonable
efforts to cause the Registration Statement to be declared effective and to keep each Registration Statement filed pursuant to this Section 2 continuously effective and usable for the resale of the Registrable Shares covered thereby until the earlier of (i) 120 days from the date on which the SEC declares such Registration Statement effective (as such period may be extended pursuant to this Section 2) and (ii) the date on which all the Registrable Shares covered by such Registration Statement (other than any shares reserved for issuance upon exercise of the underwriters' overallotment option) have been sold pursuant to such Registration Statement.





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                          (d)     Except with respect to the first Demand
Notice contemplated by Section 2(g) hereof, the Company shall be entitled to postpone the filing of any Registration Statement otherwise required to be prepared and filed by the Company pursuant to this Section 2 for a reasonable period of time, but not in excess of 90 days (a "Delay Period"), if the Board of Directors of the Company determines in good faith that the registration and distribution of the Registrable Shares covered or to be covered by such Registration Statement would materially interfere with any pending material financing, acquisition or corporate reorganization or other material corporate development involving the Company or any of its subsidiaries or would require premature disclosure thereof and promptly gives the Holders written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the period of the anticipated delay; provided, however, that (i) the aggregate number of days included in all Delay Periods during any consecutive 12 months shall not exceed the aggregate of (x) 120 days minus (y) the number of days occurring during all Interruption Periods during such consecutive 12 months and (ii) a period of at least 60 days shall elapse between the termination of any Delay Period or Interruption Period and the commencement of the immediately succeeding Delay Period. If the Company shall so postpone the filing of a Registration Statement, the Holders of Registrable Shares to be registered shall have the right to withdraw the request for registration by giving written notice from the Holders of a majority of the Registrable Shares that were to be registered to the Company within 30 days after receipt of the notice of postponement or, if earlier, the termination of such Delay Period (and, in the event of such withdrawal, such request shall not be counted for purposes of determining the number of requests for registration to which the Holders of Registrable Shares are entitled pursuant to this Section 2). The time period for which the Company is required to maintain the effectiveness of any Registration Statement shall be extended by the aggregate number of days of all Delay Periods and all Interruption Periods occurring during such Registration and such period and any extension thereof is hereinafter referred to as the "Effectiveness Period." The Company shall not be entitled to initiate a Delay Period or an Interruption Period unless it shall (A) concurrently prohibit sales by all other security holders under registration statements covering securities held by such other security holders (excluding exercise of options pursuant to a Form S-8) and (B) forbid purchases and sales in the open market by senior executives of the Company.

                          (e)     Except with respect to the first Demand
Registration contemplated by Section 2(g) hereof, the Company shall not include any securities that are not Registrable Shares in any Registration Statement filed pursuant to this Section 2 without the prior written consent of the Holders of a majority in number of the Registrable Shares held by Holders covered by such Registration Statement, which consent shall not be unreasonably withheld.

                          (f)     Holders of a majority in number of the
Registrable Shares to be included in a Registration Statement pursuant to this
Section 2 may, at any time prior to the effective date of the Registration Statement relating to such Registration, revoke such request by providing a written notice to the Company revoking such request. The Holders of Registrable Shares who revoke such request shall reimburse the Company for all its out-of- pocket expenses incurred in the preparation, filing and processing of the Registration Statement; provided, however, that, if such revocation was pursuant to Section 2(d) (for a postponement) or was based on the Company's failure to comply in any material respect with its obligations





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hereunder, such reimbursement shall not be required, and such registration shall not count against the maximum number of Demand Registrations to which the applicable Holders are entitled under Section 2(a). In addition, if pursuant to the terms of this Section 2(f), the Holders reimburse the Company for its out-of-pocket expenses incurred in the preparation, filing and processing of any Registration Statement requested, and subsequently revoked by such Holder(s), such registration shall not count against the maximum number of Demand Registrations to which the applicable Holder(s) are entitled under
Section 2(a).

                          (g)     Notwithstanding anything herein to the
contrary, the Stockholders hereby give their first Demand Notice to the Company as set forth on Schedule I hereto, subject to their right to revoke such request pursuant to Section 2(f), and understand and agree that the Company intends to include authorized but unissued Company Common Stock for sale in such Registration pursuant to a firm commitment Underwritten Offering. In the event the managing underwriter or underwriters participating in such offering advise in writing the Company and the Holders of Registrable Shares to be included in such offering that the total number of Registrable Shares and shares of Company Common Stock to be sold by the Company to be included in such offering exceeds the amount that can be sold in (or during the time of) such offering without delaying or jeopardizing the success of such offering (including the price per share of the Registrable Shares and other shares of Company Common Stock to be sold), then the amount of shares to be offered shall be reduced in the following order of priority: (i) first, the amount of Company Common Stock to be sold by the Company shall be reduced, to the extent necessary, until such amount equals zero, and (ii) second, to the extent necessary, the amount of Registrable Shares shall be reduced pro rata on the basis of the number of Registrable Shares to be registered by each such Holder. It is understood that the second Demand Notice may not be given for a period of at least six months after the completion of the sale of Registrable Shares effected pursuant to the first Demand Registration, and that the third Demand Notice may not be given for a period of at least twelve months after the completion of the sale of Registrable Shares effected pursuant to the second Demand Registration, and that no Demand Notice will be given for a period of 120 days after the sale of any shares of Company Common Stock pursuant to a Registration Statement in which the Holders have been given an opportunity to participate as provided in Section 3(a) hereof and have either sold any shares as part of such offering or have elected not to participate.

                 3.       Piggyback Registration.

                          (a)     Right to Piggyback.  If at any time during
the Registration Period the Company proposes to file a registration statement under the Securities Act with respect to a public offering of securities of the same type as the Registrable Shares pursuant to a firm commitment Underwritten Offering for cash for its own account (other than a registration statement (i) on Form S-8 or any successor forms thereto, or (ii) filed solely in connection with a dividend reinvestment plan or employee benefit plan of the Company or its Affiliates) or for the account of any holder of securities of the same type as the Registrable Shares (to the extent that the Company has the right to include Registrable Shares in any registration statement to be filed by the Company on behalf of such holder), then the Company shall give written notice of such proposed filing to the Holders at least 10 days before the anticipated filing date of such registration statement. Such notice shall offer the Holders the opportunity to register such





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amount of Registrable Shares as they may request (a "Piggyback Registration").
Subject to Section 3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 10 days after notice has been given to the Holders. Each Holder shall be permitted to withdraw all or any portion of the Registrable Shares of such Holder from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration; provided, however, that if such withdrawal occurs after the filing of the Registration Statement with respect to such Piggyback Registration, the withdrawing Holders shall reimburse the Company for the portion of the registration expenses payable with respect to the Registrable Shares so withdrawn.

                          (b)     Priority on Piggyback Registrations.  The
Company shall permit the Holders to include all such Registrable Shares on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the Company or the managing underwriter or underwriters participating in such offering advise the Holders in writing that the total amount of securities requested to be included in such Piggyback Registration exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the amount of securities to be offered for the account of the Holders and other holders of securities who have registration rights with respect thereto shall be reduced (to zero if necessary) pro rata on the basis of the number of common stock equivalents requested to be registered by each such Holder or holder participating in such offering.

                          (c)     Right to Abandon.  Nothing in this Section 3
shall create any liability on the part of the Company to the Holders if the Company in its sole discretion should decide not to file a registration statement proposed to be filed pursuant to Section 3(a) hereof or to withdraw such registration statement subsequent to its filing and prior to the later of its effectiveness or the release of the Registrable Shares for public offering by the managing underwriter, in the case of an underwritten public offering, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

                          (d)     Priority Over Demand Registrations.  If the
Company at any time within 15 days after receipt of a Demand Notice (or any applicable Delay Period) notifies the Holders of its proposal to file a Registration Statement covered by Section 3(a) hereof pursuant to which a majority of shares to be sold will be sold by the Company (without regard to any shares to be sold by the Holders), the Company's proposed filing and notice thereof will take priority over the Demand Notice, and the Demand Notice will be considered to have been revoked and will not be considered or counted as a Demand Registration under Section 2. Subject to the provisions of Section 2(g), the revocation of the Demand Notice shall in no way affect or preclude a new Demand Notice if the Company abandons the proposed registration as contemplated by Section 3(c). The provisions of this Section 2(d) will not apply to the first Demand Notice pursuant to Section 2(g) hereof.





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                 4.       Registration Procedures.  In connection with the
registration obligations of the Company pursuant to and in accordance with Sections 2 and 3 hereof (and subject to Sections 2 and 3 hereof), the Company shall use commercially reasonable efforts to effect such registration to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall (subject to Sections 2 and 3 hereof):

                          (a)     At least three business days before filing a
Registration Statement or Prospectus, furnish to the Holders (or their representatives) who are participating in such Registration Statement and the underwriters, if any, copies of all such documents (which may be drafts or proofs) proposed to be filed, which documents will be subject to the review of such Holders and such underwriters (and their respective counsel), and, in the case of a Demand Registration, the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereof to which the registering Holders or the underwriters, if any, shall reasonably object;

                          (b)     prepare and file with the SEC a Registration
Statement for the sale of the Registrable Shares on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate in accordance with such Holders' intended method or methods of distribution thereof, subject to Section 2(b) hereof, and, subject to the Company's right to terminate or abandon a registration pursuant to Section 3(c) hereof, use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective as provided herein;

                          (c)     prepare and file with the SEC such amendments
(including post-effective amendments) to such Registration Statement, and such supplements to the related Prospectus, as may be required by the rules, regulations or instructions applicable to the Securities Act during the applicable period in accordance with the intended methods of disposition specified by the Holders of the Registrable Shares covered by such Registration Statement, make generally available earnings statements satisfying the provisions of Section 11(a) of the Securities Act (provided that the Company shall be deemed to have complied with this clause if it has complied with Rule 158 under the Securities Act), and cause the related Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; provided, however, that before filing a Registration Statement or Prospectus, or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act), the Company shall furnish to the Holders of Registrable Shares covered by such Registration Statement and their counsel for their reasonable review and comment, copies of all documents required to be filed;

                          (d)     notify the Holders of any Registrable Shares
covered by such Registration Statement promptly and (if requested) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the SEC for amendments or supplements to such Registration Statement or the related Prospectus or for additional information regarding such Holders, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such





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Registration Statement or the initiation of any proceedings for that purpose,
(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that requires the making of any changes in such Registration Statement, Prospectus or documents incorporated or deemed to be incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                          (e)     use commercially reasonable efforts to obtain
the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction in the United States;

                          (f)     furnish to the Holder of any Registrable
Shares covered by such Registration Statement, each counsel for such Holders and each managing underwriter, if any, without charge, one conformed copy of such Registration Statement, as declared effective by the SEC, and of each post-effective amendment thereto, in each case including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and deliver, without charge, such number of copies of the preliminary prospectus, any amended preliminary prospectus, each final Prospectus and any post-effective amendment or supplement thereto, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Shares of such Holder covered by such Registration Statement in conformity with the requirements of the Securities Act;

                          (g)     prior to any public offering of Registrable
Shares covered by such Registration Statement, use commercially reasonable efforts to register or qualify such Registrable Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Holders of such Registrable Shares shall reasonably request in writing; provided, however, that the Company shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time so qualified or to execute or file a general consent to service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then subject;

                          (h)     upon the occurrence of any event contemplated
by paragraph 4(d)(v) above, prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated therein by reference and file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder (including upon the termination of any Delay Period), such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                          (i)     use commercially reasonable efforts to cause
all Registrable Shares covered by such Registration Statement to be listed on each securities exchange or automated





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interdealer quotation system, if any, on which similar securities issued by the
Company are then listed or quoted;

                          (j)     use commercially reasonable efforts to comply
with all applicable rules and regulations of the SEC and any securities exchange or regulatory body;

                          (k)     on or before the effective date of such
Registration Statement, provide the transfer agent of the Company for the Registrable Shares with printed certificates for the Registrable Shares covered by such Registration Statement which are in a form eligible for deposit with The Depository Trust Company;

                          (l)     if such offering is an Underwritten Offering,
make available for inspection by any Holder of Registrable Shares included in such Registration Statement, any underwriter participating in any offering pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), such financial and other records and other information, pertinent corporate documents and properties of any of the Company and its subsidiaries and Affiliates (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibilities; provided, however, that the Records that the Company determines, in good faith, to be confidential and which it notifies the Inspector in writing are confidential shall not be disclosed to any Inspector unless such Inspector signs a confidentiality agreement reasonably satisfactory to the Company, which agreement shall permit the release of such Records if such release is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, however, that each Holder of Registrable Shares agrees that it shall, promptly after learning that disclosure of such Records is sought in a court having jurisdiction, give notice to the Company so that the Company, at the Company's expense, may undertake appropriate action to prevent disclosure of such Records; and

                          (m)     if such offering is an Underwritten Offering,
enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by the Holders of a majority of the Registrable Shares being sold in connection therewith (including those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Shares, and in such connection,
(i) use commercially reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and counsel to the Holders of the Registrable Shares being sold), addressed to each selling Holder of Registrable Shares covered by such Registration Statement and each of the underwriters as to the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (ii) use commercially reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Registrable Shares covered by the Registration Statement (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings (iii) if requested and if an underwriting agreement is entered into, provide indemnification provisions and procedures substantially to the effect set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder. In addition, the Company agrees not to effect any public sale or distribution of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, during the period commencing with the effective date of any underwritten Demand or Piggyback Registration and until the earlier of (A) the abandonment of such offering or (B) the termination of any "hold back" period reasonably requested by the underwriters (with exceptions for issuances pursuant to outstanding options, warrants, and convertible or exchangeable securities, pursuant to employee and dividend reinvestment plans, and such other exceptions as are customary or agreed with the managing underwriter).

                          The Company may require each Holder of Registrable
Shares covered by a Registration Statement to furnish such information regarding such Holder and such Holder's intended method of disposition of such Registrable Shares as it may from time to time reasonably request in writing. If any such information is not furnished within a reasonable period of time after receipt of such request, the Company may exclude such Holder's Registrable Shares from such Registration Statement. In addition, the Company may require each Holder of Registrable Shares covered by a Registration Statement to agree not to effect any public sale or distribution of Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, during the period commencing with the effective date of any underwritten Demand or Piggyback Registration and until the earlier of (A) the abandonment of such offering or (B) the termination of any "hold back" period reasonably requested by the underwriters (with such exceptions as are customary or agreed with the managing underwriter). In addition, if the Holders have been given an opportunity to participate in a Registration Statement pursuant to Section 3(a), any Holder who owns Registrable Shares representing 1% or more of the then outstanding shares of Common Stock of the Company will agree, if so requested by the Company, not to effect any public sale or distribution of Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, during the period commencing with the effective date of any underwritten Piggyback Registration and until the earlier of (A) the abandonment of such offering or (B) 30 days after the effective date of such Piggyback Registration; provided that each officer and director of the Company who beneficially owns 1% or more of the then outstanding Company Common Stock and each stockholder of the Company who owns "restricted" shares of Company Common Stock (as defined in Rule 144) constituting 1% or more of the then outstanding Company Common Stock agrees to the same hold-back arrangements.

                          Each Holder of Registrable Shares covered by a
Registration Statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(d)(ii), 4(d)(iii), 4(d)(iv) or 4(d)(v) hereof, that such Holder shall forthwith discontinue disposition of any Registrable Shares covered by such Registration Statement or the related Prospectus until receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(h) hereof, or until such Holder is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus (such period during which disposition is discontinued being an "Interruption Period") and, if requested by the Company, the Holder shall deliver to the Company (at the expense of the Company) all copies then in its possession, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Shares at the time of receipt of such request.

                          Each Holder of Registrable Shares covered by a
Registration Statement further agrees not to utilize any material other than the applicable current preliminary prospectus or Prospectus in connection with the offering of such Registrable Shares.

                 5. Registration Expenses. The costs, fees and expenses incident to the Company's performance of or compliance with this Agreement, including (i) all registration and filing fees, including NASD filing fees,
(ii) all fees and expenses of compliance with securities or Blue Sky laws, including reasonable fees and disbursements of counsel in connection therewith,
(iii) printing expenses (including expenses of printing certificates for Registrable Shares and of printing preliminary and final prospectuses if the printing of prospectuses is requested by the Holders or the managing underwriter, if any), (iv) messenger, telephone and delivery expenses, (v) fees and disbursements of counsel for the Company, (vi) fees and disbursements of all independent certified public accountants of the Company (including expenses of any "cold comfort" letters required in connection with this Agreement) and all other persons retained by the Company in connection with this Agreement and the Registration Statement, (vii) all other costs, fees and expenses incident to the Company's performance or compliance with this Agreement (excluding the Company's internal direct and indirect expenses, any expenses which the Company would otherwise incur, including the costs of its financial and other reporting under the Exchange Act and filings made on its own behalf under the Securities Act, any amounts payable by the Company on behalf of other sellers pursuant to other registration rights agreements or otherwise, and discounts, commissions and brokers' fees or fees of similar securities industry professionals and any transfer taxes payable by the Company, which shall be borne by the Company), shall be borne by the Holders and, if applicable, the Company, pro rata (based on the number of Registrable Shares sold by such Holders in such offering as a percentage of the total number of shares sold in the offering). The fees and expenses of any persons retained by any Holder, including counsel for such Holder, and any discounts, commissions or brokers' fees or fees of similar securities industry professionals and any transfer taxes relating to the disposition of the Registrable Shares by a Holder, will be payable by such Holder.

                 6.       Underwriting Requirements.

                          (a)     Subject to Section 6(b) hereof, any Holder
giving a Demand Notice shall have the right, by written notice, to request that any Demand Registration provide for an Underwritten Offering.

                          (b)     In the case of any Underwritten Offering
pursuant to a Demand Registration, the Company shall select the institution or institutions that shall manage or lead such offering, with the consent of the Holders of a majority of the Registrable Shares covered by the Demand Notice to be disposed of in connection therewith, which consent shall not be unreasonably withheld. In the case of any Underwritten Offering pursuant to a Piggyback Registration, the Company shall select the institution or institutions that shall manage or lead such offering.

                 7.       Indemnification.

                          (a)     Indemnification by the Company.  The Company
shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Shares whose Registrable Shares are covered by a Registration Statement or Prospectus, the officers, directors and agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgment, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by or on behalf of such Holder expressly for use therein or by any underwriter in a Demand Registration; provided, however, that the Company shall not be liable to any such Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) having previously been furnished by or on behalf of the Company with copies of the Prospectus, such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Shares by such Holder to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; and provided further, however, that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or currently with the sale of Registrable Shares. In connection with any Underwritten Offering, the Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to indemnification of Holders of Registrable Shares, or on such other terms as are reasonable and customary and requested by the managing underwriter.

                          (b)     Indemnification by Holder of Registrable
Shares. In connection with any Registration Statement in which a Holder is participating, such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with such Registration Statement or the related Prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors, officers, agents or employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the directors, officers, agents or employees of such controlling Persons, from and against all Losses as incurred arising out of or based upon any untrue or alleged untrue statement of a material fact contained in such Registration Statement or the related Prospectus or any amendment or supplement thereto, or any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon any information so furnished in writing by or on behalf of such Holder to the Company expressly for use in such Registration Statement or Prospectus.

                          (c)     If any Person shall be entitled to indemnity
hereunder (an "Indemnified Party"), indemnified party shall give prompt notice to the party from which such indemnity is sought (the "Indemnifying Party") of any claim or of the commencement of any proceeding with respect to indemnitee party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or proceeding, to assume, at the indemnifying party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that (i) an indemnified party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (1) the indemnifying party agrees to pay such fees and expenses;
(2) the indemnifying party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such indemnified party; or (3) the named parties to any proceeding (including impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there are likely to be one or more legal defenses available to it that are inconsistent with those available to the indemnifying party or that a conflict of interest is likely to exist among such indemnified party and any other indemnified parties (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party); and (ii) subject to clause (3) above, the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party shall not be subject to any liability for any settlement made without its consent. The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

                          (d)     Contribution.  If the indemnification
provided for in this Section 7 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the this Section 7(d). Notwithstanding the provision of this Section 7(d), an indemnifying party that is a Holder shall not be required to contribute any amount which is in excess of the amount by which the total proceeds received by such Holder from the sale of the Registrable Shares sold by such Holder (net of all underwriting discounts and commissions) exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                 8. Rule 144. The Company covenants that it will use all reasonable commercial efforts to timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the SEC under the Securities Act) and the rules and regulations adopted by the SEC thereunder (or if the Company is not required to file such reports, the Company will, upon the request of any Holder of Registrable Shares, make publicly available other information), and will take such further action as any Holder of Registrable Shares may reasonably request, all to the extent required from time to time to enable such Holder of Registrable Shares to sell Registrable Shares within the exemption provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Shares, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                 9. Rights of Holdings. In the event that Holdings receives any shares of Company Common Stock pursuant to and in accordance with the terms of the Holdings Agreement, and so long as at least one other Holder (which is not a Permitted Transferee or Permitted Assignee of Holdings) owns Registrable Shares and this Agreement has not been terminated in accordance with its terms, such shares received by Holdings shall then and thereafter for purposes of this Agreement constitute Registrable Shares (subject to the qualifications set forth in the definition of Registrable Shares) and Holdings shall then and thereafter for purposes of this Agreement be a Holder in respect of such Registrable Shares. Notwithstanding the foregoing, in respect of the Demand Registration rights granted to Holders under Section 2 of this Agreement, Holdings (and the Permitted Transferees and Permitted Assignees of Holdings), as a Holder hereunder, shall not have the right to request any Demand Registrations, but only the right to participate with other Holders in such Demand Registrations in accordance with and subject to the provisions of
Section 2. Also, in respect of the termination provisions set forth in Section 10(a) below, the Registrable Shares owned by Holdings hereunder (or any Permitted Transferee or Permitted Assignee thereof) shall not be Registrable Shares for purposes of any determinations made thereunder.

                 10.      Miscellaneous.

                          (a)     Termination.  Section 2 of this Agreement
shall terminate on the later of 2 years after the date of this Agreement or the date when the H&F Funds collectively own less than 2,285,000 Registrable Shares (appropriately adjusted for stock splits, combinations, stock dividends and similar transactions). This Agreement and the obligations and rights of the Company and the Holders hereunder (other than Section 7 hereof) shall terminate on the earlier of (i) the first date on which there remains outstanding Registrable Shares having a value (based on the closing price per share of Common Stock) of less than $20 million and (ii) 5 years after the date of this Agreement.

                          (b)     Notices.  All notices, requests, demands and
other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case, notice shall be sent to each of the Stockholders at the address indicated below such Stockholder's name on the signature pages hereto, and to the Company at the address indicated below:

                          Clear Channel Communications, Inc.
                          200 Concord Plaza, Suite 600
                          San Antonio, Texas 78216
                          Attention:  Randall T. Mays
                          Telecopy:  (210) 822-2299

                 with a copy to:

                          Clear Channel Communications, Inc.
                          200 Concord Plaza, Suite 600
                          San Antonio, Texas 78216
                          Attention:  Kenneth E. Wyker, Esq.
                          Telecopy:  (210) 822-2299

                          Piper & Marbury L.L.P.
                          36 South Charles Street
                          Baltimore, Maryland  21201
                          Attention:  R.W. Smith, Jr., Esq.
                          Telecopy:  (410) 539-1700

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                          (c)     Interpretation.  When a reference is made in
this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the word "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". This Agreement shall not be construed for or against either party by reason of the authorship or alleged authorship of any provision hereof or by reason of the status of the respective parties. All terms defined in this Agreement in the singular shall have the same comparable meanings when used in the plural and vice versa, unless otherwise specified.

                          (d)     Entire Agreement; No Third-Party
Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                          (e)     Assignment.  Neither this Agreement nor any
of the rights, interests, or obligations hereunder shall be assigned (whether by operation of law or otherwise) by any Holder without the consent of the Company, or by the Company without the consent of Holders of at least a majority in number of the Registrable Shares then outstanding; provided that any Holder can assign its rights hereunder to a Permitted Transferee or Permitted Assignee without the consent of the Company. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. In no event shall any transferee of Common Stock be entitled, solely as a result of such transfer, to any of the benefits of this Agreement or to enforce the same.

                          (f)     Governing Law.  This Agreement shall be
construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Delaware (without reference to the choice of law provisions), except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

                          (g)     Severability.  Each party agrees that, should
any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth herein shall not in any way be affected or impaired thereby. Upon any such holding that any provision of this Agreement is null, void or unenforceable, the parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are consummated to the extent possible. Except as otherwise contemplated by this Agreement, to the extent that a party hereto took an action inconsistent herewith or failed to take action consistent herewith or required hereby pursuant to an order or judgment of a court or other competent authority, such party shall incur no liability or obligation unless such party did not in good faith seek to resist or object to the imposition or entering of such order or judgment.

                          (h)     Injunctive Relief.  The parties acknowledge
that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person or entity will be irreparably damaged and will not have an adequate remedy at law. Any such person or entity shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties shall raise the defense that there is an adequate remedy at law.

                          (i)     Attorneys' Fees.  If any party to this
Agreement brings an action to enforce its rights under this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including without limitation reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.

                          (j)     Cumulative Remedies.  All rights and remedies
of any party hereto are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

                          (k)     Counterparts.  This Agreement may be executed
in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when executed and delivered by each of the parties.

                          (l)     Amendments and Waivers.  Except as otherwise
provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in number of the Registrable Shares then outstanding, or the Holders have obtained the written consent of the Company.

                          (m)     Other Agreements.  The Company shall not
enter into any registration rights agreements which are in conflict with the provisions of this Agreement.



                            [SIGNATURE PAGES FOLLOW]

                 IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.



                         CLEAR CHANNEL COMMUNICATIONS, INC.



                         By:
                            ----------------------------------------
                         Name:
                         Title:





                         HELLMAN & FRIEDMAN
                         CAPITAL PARTNERS III, L.P.

                         By:   Its General Partner,
                               H&F Investors III

                               By:   Its Managing General Partner,
                                     Hellman & Friedman Associates
                                     III, L.P.

                                     By:   Its Managing General Partner,
                                           H&F Investors III, Inc.



                                           By:
                                              -------------------------
                                           Its:

                               Address:    One Maritime Plaza
                                           12th Floor
                                           San Francisco, CA 94111

                         H&F ORCHARD PARTNERS III, L.P.

                         By:   Its General Partner,
                               H&F Investors III

                               By:   Its Managing General Partner,
                                     Hellman & Friedman Associates
                                     III, L.P.

                                     By:   Its Managing General Partner,
                                           H&F Investors III, Inc.



                                           By:
                                              -------------------------
                                           Its:

                               Address:    One Maritime Plaza
                                           12th Floor
                                           San Francisco, CA 94111



                         H&F INTERNATIONAL PARTNERS III, L.P.

                         By:   Its General Partner,
                               H&F Investors III

                               By:   Its Managing General Partner,
                                     Hellman & Friedman Associates
                                     III, L.P.

                                     By:   Its Managing General Partner,
                                           H&F Investors III, Inc.



                                           By:
                                              -------------------------
                                           Its:

                               Address:    One Maritime Plaza
                                           12th Floor
                                           San Francisco, CA 94111




                         ----------------------------
                         H. Irving Grousbeck

                         Address:    c/o Stanford University
                                     Graduate School of Business Administration
                                     Room L336
                                     Stanford, CA  94305

                         AMERICAN MEDIA MANAGEMENT, INC.



                         By:
                            ----------------------------------------
                         Its:

                         Address:   1940 Webster Street
                                    San Francisco, CA 94115






                         ----------------------------
                         Richard Reiss, Jr.

                         Address:  c/o Cumberland Associates
                                       1114 Avenue of the Americas
                                       New York, NY 10036





                         ----------------------------
                         Glenn Krevlin, as Trustee fbo
                         Nina Krevlin, Glenn Krevlin,
                         Michael Krevlin and Jill Krevlin

                         Address:   c/o Richard Reiss, Jr.
                                    Cumberland Associates
                                    1114 Avenue of the Americas
                                    New York, New York 10036





                         ----------------------------
                         K. Tucker Andersen

                         Address:   c/o Richard Reiss, Jr.
                                    Cumberland Associates
                                    1114 Avenue of the Americas
                                    New York, New York 10036

                         ----------------------------
                         Bruce Halle

                         Address:   c/o Discount Tire Company
                                    14631 North Scottsdale Road
                                    Scottsdale, Arizona 85254



                         ----------------------------
                         Timothy J. Donmoyer

                         Address:   c/o Eller Media Corporation
                                    2850 E. Camelback Road, Suite 300
                                    Phoenix, AZ 85016





                         ----------------------------
                         Patricia Salas Pineda

                         Address:   c/o NUMMI
                                    45500 Fremont Boulevard
                                    Fremont, CA 94538




                         EL DORADO INVESTMENT COMPANY



                         By:_________________________
                         Its:

                         Address:   c/o Eller Media Corporation
                                    2850 E. Camelback Road, Suite 300
                                    Phoenix, AZ 85016

                         ----------------------------
                         Steven G. Mihaylo

                         Address:   5710 North 25th Place
                                    Phoenix, AZ  85016



                         EM HOLDINGS LLC



                         By:
                            -------------------------
                         Its:

                         Address:   c/o Eller Media Corporation
                                    2850 E. Camelback Road, Suite 300
                                    Phoenix, AZ 85016